UNITED STATES BANKRUTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 — 4/30/09
MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations, Copies of Bank Statements and Cash
Disbursements Journals	MOR-la		X
Schedule of Professional Fees Paid	MOR-lb	X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Summary of Unpaid Postpetition Accounts Payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky Ryan G. O’Desky	5/29/09 Date
Chief Financial Officer and Treasurer
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
     MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE MONTH ENDED APRIL 30, 2009

	Midway Home	Midway	Midway	Midway	Midway		Surreal	Midway	Midway		Current
	Entertainment	Amusement	Interactive	Games	Home Studios	Midway Sales	Software	Studios —	Studios — Los	Midway	Month
Debtor	Inc.	Games, LLC	Inc.	West Inc.	Inc.	Company, LLC	Inc.	Austin Inc.	Angeles Inc.	Games Inc.	Total
Cash at beginning of the month	$20,841,239.17	($970,253.40)	$0.00	$0.00	$0.00	$0.00	($1,044,198.59)	$684,417.05	$2,757.46	$759,208.01	$20,273,169.70
RECEIPTS
Trade accounts receivable	13,621,951.87	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	13,621,951.87
Royalty income	0.00	250,743.15	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	250,743.15
Other	118,096.24	211,947.44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	330,043.68

Total Receipts	$13,740,048.11	$462,690.59	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$14,202,738.70

DISBURSEMENTS
Factoring repayments	290,560.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	290,560.00
Cost of goods sold	2,267,109.62	2,320.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,269,429.62
Payroll	739,494.22	1,268,418.84	0.00	0.00	0.00	0.00	637,810.26	0.00	0.00	173,179.11	2,818,902.43
Milestones — 3rd party developers	531,536.00	45,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	577,036.00
Marketing and advertising	84,856.35	32,557.86	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10,000.00	127,414.21
Sales commissions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rent — facilities/equipment/taxes	105,927.76	111,458.47	0.00	0.00	0.00	0.00	72,682.22	58,570.39	0.00	0.00	348,638.84
Utilities	29,578.40	58,782.63	0.00	0.00	0.00	0.00	2,011.34	6,509.11	329.48	265.12	97,476.08
Benefits	71,529.75	204,498.63	0.00	0.00	0.00	0.00	13,534.68	22,496.13	0.00	0.00	312,059.19
Insurance	0.00	52,498.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	52,498.50
IT equipment	122,345.29	429,209.74	0.00	0.00	0.00	0.00	2,209.39	0.00	0.00	0.00	553,764.42
Legal	0.00	900.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,500.00	2,400.06
Maintenance	6,415.74	10,394.62	0.00	0.00	0.00	0.00	375.35	0.00	0.00	0.00	17,185.71
Relocation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Shipping	3,504.55	4,885.79	0.00	0.00	0.00	0.00	452.71	0.00	0.00	71.64	8,914.69
Supplies	530.28	8,398.73	0.00	0.00	0.00	0.00	2,219.66	0.00	0.00	0.00	11,148.67
Consultants and contractors	21,700.00	90,304.70	0.00	0.00	0.00	0.00	47,595.05	108.25	0.00	1,380.00	161,088.00
Employee expense reports	8,763.83	8,835.67	0.00	0.00	0.00	0.00	1,650.87	0.00	0.00	18,999.07	38,249.44
Taxes	3,563.27	44,737.76	0.00	0.00	0.00	0.00	3,521.21	0.00	0.00	0.00	51,822.24
Purchasing cards	5,971.08	119,254.40	0.00	0.00	0.00	0.00	3,379.98	0.00	0.00	3,083.05	131,688.51

Subtotal operating disbursements	4,293,386.14	2,492,956.40	0.00	0.00	0.00	0.00	787,442.72	87,683.88	329.48	208,477.99	7,870,276.61

US Trustee fees	13,000.00	9,750.00	325.00	325.00	325.00	325.00	6,500.00	1,625.00	325.00	4,875.00	37,375.00
Prepetition — shippers and logistics	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Blank Rome	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	101,531.00	101,531.00
Mesirow Financial	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Kramer Levin Naftalis	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Subtotal restructuring disbursements	13,000.00	9,750.00	325.00	325.00	325.00	325.00	6,500.00	1,625.00	325.00	106,406.00	138,906.00

Total Disbursements	$4,306,386.14	$2,502,706.40	$325.00	$325.00	$325.00	$325.00	$793,942.72	$89,308.88	$654.48	$314,883.99	$8,009,182.61

Receipts less disbursements	$9,433,661.97	($2,040,015.81)	($325.00)	($325.00)	($325.00)	($325.00)	($793,942.72)	($89,308.88)	($654.48)	($314,883.99)	$6,193,556.09

Cash at end of the month	$30,274,901.14	($3,010,269.21)	($325.00)	($325.00)	($325.00)	($325.00)	($1,838,141.31)	$595,108.17	$2,102.98	$444,324.02	$26,466,725.79

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Included in the beginning cash balance were two restricted letters of credit at Midway Home Entertainment Inc. for $225,000 and at Midway Studios — Austin Inc. for $756,903.76.

3)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the bank.

4)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

5)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above will be used to calculate U.S. Trustee quarterly fees.

6)	U.S. Trustee quarterly fees are paid by Midway Games Inc. on behalf of each Debtor and expenses are allocated based on fees calculated for each Debtor.

In re:
Midway Games Inc., et al.,	Case No. 09-10465 et seq. (KG)
Debtors	Jointly Administered
Reporting Period: 4/1/09-4/30/09
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended April 30, 2009 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period. No bank accounts were opened or closed during the reporting period.

/s/ Ryan G. O’Desky	5/29/09
Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
FORM MOR-1A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution	Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#583884	$225,000.00
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#4030110425	$2,864.34
Midway Home Entertainment Inc.	Bank of America	#8765261617	$55,407.35
Midway Home Entertainment Inc.	Bank of America	#8666525641	$420,425.33
Midway Home Entertainment Inc.	Bank of America	#8188615313	$50,258.87
Midway Home Entertainment Inc.	Bank of America	#8188615318	$466.81

Midway Amusement Games, LLC	Bank of America	#8765763067	$39,796.74
Midway Amusement Games, LLC	Bank of America	#8666305125	$35,670.05
Midway Amusement Games, LLC	Bank of America	#8666018766	$6,434.81
Midway Amusement Games, LLC	Wells Fargo Bank N.A.	#4030010797	$1,497.78	*

Surreal Software Inc.	Bank of America	#8765216044	$4,309.96

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.	#561549	$756,903.76
Midway Studios — Austin Inc.	Bank of America	#8765216049	$6,231.92

Midway Studios — Los Angeles Inc.	Bank of America	#8765216063	$2,428.41

Midway Games Inc.	Bank of America	#8666302112	$0.00
Midway Games Inc.	Bank of America	#8765763147	$324,591.95
Midway Games Inc.	Bank of America	#8666302112	$24,411,019.58
Midway Games Inc.	Bank of America	#8188615332	$549,834.63

*	This bank account was excluded from the MOR-1A report as of March 31, 2009, as it had a zero balance as of that date.

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09-4/30/09
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Filing to Date
Payee	Covered	Approved	Payer	Date	Number	Fees	Expenses	Fees	Expenses

Blank Rome LLP	02/12/09 to 2/28/09	$101,531.32	Midway Games Inc.	04/23/09	ACH: 3824	$101,531.32	$0.00	$101,531.32	$0.00

Kramer Levin Naftalis 1								$237,332.63	$0.00

Mesirow Financial 1								$50,000.00	$0.00

						$101,531.32	$0.00	$388,863.95	$0.00

1	Attorneys and financial advisors representing the Lender
FORM MOR-1B

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
MOR-2: STATEMENTS OF OPERATIONS
FOR THE MONTH ENDED APRIL 30, 2009

	Midway	Midway	Midway	Midway	Midway	Midway	Surreal	Midway	Midway	Midway
	Home	Amusement	Interactive	Games	Home	Sales	Software	Studios —	Studios — Los	Games	Adjustments	Total
	Entertainment, Inc.	Games, LLC	Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Angeles Inc.	Inc.	and	of All
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	Debtors (1)

REVENUES
Gross sales	$2,693,623.66	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,693,623.66
Royalty and other revenue	—	25,788.41	—	—	—	—	—	—	—	—	—	25,788.41
Allowances	(127,468.87)	—	—	—	—	—	—	—	—	—	—	(127,468.87)

Net revenues	2,566,154.79	25,788.41	—	—	—	—	—	—	—	—	—	2,591,943.20

COST OF GOODS SOLD
Product costs and distribution	1,374,095.54	—	—	—	—	—	—	—	—	—	—	1,374,095.54
Royalties	368,363.73	—	—	—	—	—	—	—	—	—	—	368,363.73
Product development costs	102,502.44	—	—	—	—	—	—	—	—	—	—	102,502.44

Total cost of goods sold	1,844,961.71	—	—	—	—	—	—	—	—	—	—	1,844,961.71

Gross profit	721,193.08	25,788.41	—	—	—	—	—	—	—	—	—	746,981.49

OPERATING EXPENSES
Rent expense	88,505.70	10,648.92	—	—	—	—	68,065.52	52,713.22	—	—	—	219,933.36
Insurance	45,631.98	90,404.30	—	—	—	—	33,216.96	81.08	1.60	76,882.18	—	246,218.10
Payroll and benefits (2)	745,933.33	1,246,194.16	—	—	—	—	691,460.56	(15,413.00)	(1,280.85)	297,575.16	—	2,964,469.36
All other research and development (3)	483,315.53	316,563.82	—	—	—	—	105,138.52	49,553.40	7,105.46	—	(2,015,037.48)	(1,053,360.75)
All other selling and marketing	346,225.12	29,438.38	—	—	—	—	—	—	—	13,262.99	36,864.55	425,791.04
All other administrative (4)	140,400.52	188,543.68	—	—	—	—	—	—	—	(307,357.30)	(214,595.51)	(193,008.61)

Total operating expenses	1,850,012.18	1,881,793.26	—	—	—	—	897,881.56	86,934.70	5,826.21	80,363.03	(2,192,768.44)	2,610,042.50

OTHER INCOME AND EXPENSES
Interest income	495.69	—	—	—	—	—	—	—	—	3,834.76	—	4,330.45
Interest expense	—	(2,247.56)	—	—	—	—	—	—	—	(70,434.08)	—	(72,681.64)
Other income and (expense), net	343,140.21	—	—	—	—	—	—	—	—	9,081.23	—	352,221.44

Income (loss) before reorganization items	(785,183.20)	(1,858,252.41)	—	—	—	—	(897,881.56)	(86,934.70)	(5,826.21)	(137,881.12)	2,192,768.44	(1,579,190.76)

REORGANIZATION ITEMS
Professional fees (5)										1,739,056.89	—	1,739,056.89
U.S. Trustee quarterly fees (6)	10,400.00	9,750.00	325.00	325.00	325.00	325.00	4,875.00	975.00	325.00	4,875.00	—	32,500.00

Total reorganization expenses	10,400.00	9,750.00	325.00	325.00	325.00	325.00	4,875.00	975.00	325.00	1,743,931.89	—	1,771,556.89
Provision for income taxes	109,398.00	—	—	—			—	—	—	—	—	109,398.00

Net income (loss)	$(904,981.20)	$(1,868,002.41)	$(325.00)	$(325.00)	$(325.00)	$(325.00)	$(902,756.56)	$(87,909.70)	$(6,151.21)	$(1,881,813.01)	$2,192,768.44	$(3,460,145.65)

NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and its Debtor and non-Debtor affiliates allocate common expenses among MGI subsidiaries and capitalize qualifying product development expenses in accordance with U.S. generally accepted accounting principles (GAAP). These adjustments and allocations are presented in a separate column in this report to facilitate analysis of each individual entity’s operating results in their respective columns and to show the results of the combined Debtor entities as a whole in the “Total of All Debtors” column.

(2)	The negative amounts of Payroll and Benefits Expenses reported for Midway Studios — Austin Inc. (MSA) and Midway Studios — Los Angeles Inc. (MSLA) represent payroll tax refunds received during the period. As these entities had no employees during the period, there were no other significant Payroll and Benefits Expenses reported for these entities during the period.

(3)	Research and development expenses eligible for capitalization in accordance with U.S. GAAP are reported in the MHE, Midway Amusement Games, LLC, Surreal Software Inc., MSA, and MSLA columns. In addition, one non-Debtor entity records these types of expenses, which are not included in this report. The capitalization of research and development expenses for all entities is reported in the Adjustments and Allocations column.

(4)	The amount in the MGI column includes reductions in expense and accounts payable related to invoices from professionals for work performed during the February 12, 2009 through March 31, 2009 period, as the payment of such invoices was subsequently prohibited by the bankruptcy court.

(5)	Professional Fees are recorded as expense when incurred and are paid by MGI. Certain of these fees represent accruals and have not been paid as of April 30, 2009. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities. In addition to the amounts reported in this line item, $427,772.01 in fees have been submitted to the court for approval but payment has not yet been authorized.

(6)	U.S. Trustee Quarterly Fees are estimated and are expected to be invoiced and paid in July 2009 for the period from April-June 2009.
FORM MOR-2

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465(KG) Jointly Administered Reporting Period: 4/1/09 to 4/30/09
MOR-3: BALANCE SHEETS
APRIL 30, 2009

	Midway Home	Midway Amusement	Midway Interactive	Midway Games West	Midway Home	Midway Sales
	Entertainment Inc.	Games, LLC	Inc.	Inc.	Studios Inc.	Company, LLC
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$535,715.28	$84,399.38	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—
Receivables, net	13,386,745.48	1,689,457.67	—	—	—	—
Inventories	4,518,970.37	—	—	—	—	—
Capitalized product development costs	25,948,816.13	—	—	—	—	—
Prepaid expenses and other current assets	1,352,700.61	2,062,932.61	—	—	—	—

TOTAL CURRENT ASSETS	45,742,947.87	3,836,789.66	—	—	—	—

Restricted cash	—	—	—	—	—	—
Assets held for sale	—	—	—	—	—	—
Capitalized product development costs	717,781.86	—	—	—	—	—
Property and equipment, net	2,647,119.22	2,137,509.87	—	—	—	—
Goodwill (2)	27,614,515.11	—	—	5,849,000.00	—	—
Investment in subsidiaries (3)	—	—	29,265,000.00	(29,265,000.00)	—	—
Due from Debtors	232,217,575.68	298,633,075.99	430,000.00	32,392,175.86	—	—
Due from non-Debtor MGI subsidiaries	30,502,514.89	—	—	—	—	—
Other assets	262,550.67	97,333.31	—	—	—	—

TOTAL ASSETS	$339,705,005.30	$304,704,708.83	$29,695,000.00	$8,976,175.86	$—	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—	—
Accounts payable	1,683,637.28	364,989.28	—	—	—	—
Accrued compensation and related benefits (5)	5,337,032.65	(79,519.43)	—	—	—	—
Accrued royalties	7,272,739.69	—	—	—	—	—
Accrued selling and marketing	884,238.76	—	—	—	—	—
Deferred revenue	1,966,963.56	812,641.58	—	—	—	—
Other accrued liabilities	5,309,483.31	2,841,020.09	—	—	—	—

TOTAL POST-PETITION LIABILITIES	22,454,095.25	3,939,131.52	—	—	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$1,086.71	$—	$—	$—	$—	$—
Priority liabilities	475,566.78	940,880.31	—	—	—	—
Non-priority liabilities	302,540,070.07	565,089,447.05	22,957,000.00	48,011,629.43	—	—

TOTAL PRE-PETITION LIABILITIES	303,016,723.56	566,030,327.36	22,957,000.00	48,011,629.43	—	—

Due to Debtors	2,780,634.31	8,265,695.27	—	—	—	—
Due to non-Debtor MGI subsidiaries	2,227,501.39	—	—	—	—	—
Deferred income taxes	12,465,508.00	—	—	—	—	—
Deferred rent	133,354.09	—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—
Additional paid-in capital	1,704,243.51	—	2,750,000.00	(186,000.00)	—	—
Retained earnings (Accumulated deficit)	(5,078,054.81)	(273,530,445.32)	3,988,000.00	(38,849,453.57)	—	—
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(3,372,811.30)	(273,530,445.32)	6,738,000.00	(39,035,453.57)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$339,705,005.30	$304,704,708.83	$29,695,000.00	$8,976,175.86	$—	$—

See NOTES for additional details regarding this schedule MOR-3.

Page 7 of 12	FORM MOR-3 (04/07)

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
MOR-3: BALANCE SHEETS (continued)
APRIL 30, 2009

	Surreal Software	Midway Studios —	Midway Studios —	Midway Games
	Inc.	Austin Inc.	Los Angeles Inc.	Inc.
Case number for individual Debtors	09-10469	09-10470	09-10471	09-10465	Total of All Debtors (1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,809.96	$6,231.92	$2,428.41	$25,285,446.16	$25,920,031.11
Restricted cash	—	—	—	306,903.76	306,903.76
Receivables, net	—	—	—	3,751.76	15,079,954.91
Inventories	—	—	—	—	4,518,970.37
Capitalized product development costs	—	—	—	—	25,948,816.13
Prepaid expenses and other current assets	203,929.43	88,720.83	7,745.72	62,809.21	3,778,838.41

TOTAL CURRENT ASSETS	209,739.39	94,952.75	10,174.13	25,658,910.89	75,553,514.69

Restricted cash	—	—	—	675,000.00	675,000.00
Assets held for sale	—	—	—	2,385,600.00	2,385,600.00
Capitalized product development costs	—	—	—	—	717,781.86
Property and equipment, net	808,647.88	1,130,735.83	106,641.98	422,141.82	7,252,796.60
Goodwill (2)	2,585,900.56	1,192,298.99	2,254,887.17	—	39,496,601.83
Investment in subsidiaries (3)	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	—	230,397.65	156,098.20	644,723,259.25	1,208,782,582.63
Due from non-Debtor MGI subsidiaries	—	—	—	3,797,879.35	34,300,394.24
Other assets	60,025.63	—	—	—	419,909.61

TOTAL ASSETS	$3,664,313.46	$2,648,385.22	$2,527,801.48	$699,135,564.42	$1,391,056,954.57

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—
Accounts payable	72,989.80	18,099.72	(2,695.56)	431,250.46	2,568,270.98
Accrued compensation and related benefits (5)	184,168.09	(12,455.66)	148,094.57	(122,024.38)	5,455,295.84
Accrued royalties	—	—	—	—	7,272,739.69
Accrued selling and marketing	—	—	—	—	884,238.76
Deferred revenue	—	—	—	—	2,779,605.14
Other accrued liabilities	24,651.22	79,626.61	(31.14)	2,120,394.59	10,375,144.68

TOTAL POST-PETITION LIABILITIES	281,809.11	85,270.67	145,367.87	2,429,620.67	29,335,295.09

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$—	$4,029.62	$—	$29,314,909.04	$29,320,025.37
Priority liabilities	174,824.30	49,081.40	4,884.62	275,066.23	1,920,303.64
Non-priority liabilities	49,455,300.84	64,750,961.03	30,531,064.78	381,634,912.93	1,464,970,386.13

TOTAL PRE-PETITION LIABILITIES	49,630,125.14	64,804,072.05	30,535,949.40	411,224,888.20	1,496,210,715.14

Due to Debtors	2,190,477.94	(13,249.52)	28,119.98	33,702,001.75	46,953,679.73
Due to non-Debtor MGI subsidiaries	—	—	—	109,911.67	2,337,413.06
Deferred income taxes	—	—	—	—	12,465,508.00
Deferred rent	168,356.44	228,797.84	—	—	530,508.37

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	—	—	—	935,403.55	936,403.55
Additional paid-in capital	4,187,009.00	2,575,167.27	3,594,163.08	522,497,846.03	537,122,428.89
Retained earnings (Accumulated deficit)	(52,793,464.17)	(65,031,673.09)	(31,775,798.85)	(261,981,072.68)	(725,051,962.49)
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—
Treasury stock	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(48,606,455.17)	(62,456,505.82)	(28,181,635.77)	251,669,142.13	(196,776,164.82)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$3,664,313.46	$2,648,385.22	$2,527,801.48	$699,135,564.42	$1,391,056,954.57

See NOTES for additional details regarding this schedule MOR-3.

Page 8 of 12	FORM MOR-3 (04/07)

In re:	Case No. 09-10465(KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
MOR-3: BALANCE SHEETS
APRIL 30, 2009

NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid.
(1)	Each individual entity’s balances are presented in their respective columns; this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	Goodwill was recorded by certain entities at the time they were acquired by MGI and is reported at each of these entities. Under U.S. Generally Accepted Accounting Principles (GAAP), these amounts are presented in MGI’s reports to the Securities and Exchange Commission and tested for impairment as a single reporting unit.

(3)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(4)	Insiders as defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of April 30, 2009.

(5)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Pre-petition Liabilities section. No amounts have been paid post-petition related to these pre-petition amounts owed. Also, the amount reported by Midway Studios - Los Angeles represents relocation amounts owed that are reported as pre-petition liabilities by MHE, as the employees affected were as of the petition date and continue to be employees of MHE. Accrued compensation and related benefits reported by MHE have been reduced by this amount as a result.

(6)	Pre-petition liabilities as of the current balance sheet date include post-petition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.

Page 9 of 12	FORM MOR-3 (04/07)

In re:	Case No. 09-10465 et seq. (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09-4/30/09
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED APRIL 30, 2009
Ryan G. O’Desky hereby declares and states:
1.	I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.	All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.[1]

5/29/09	/s/ Ryan G. O’Desky
Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Ceridian, a third party payroll processor, for the remittance of payroll taxes. Ceridian is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/09 to 4/30/09
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$186,056.59	$44,166.53	$32,810.74	$0.00	$0.00	$263,033.86
Professional Fees 1	$0.00	$0.00	$77,332.25	$0.00	$0.00	$77,332.25

Total Postpetition Accounts Payable	$186,056.59	$44,166.53	$110,142.99	$0.00	$0.00	$340,366.11

Notes
The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not include any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.

1)	Includes $35,000.00 to FD-Ashton Partners and $42,332.25 to Huron Consulting for Restructuring Professional Fees not included on MOR-1b because the Debtors are not yet authorized to pay these amounts.
FORM MOR-4

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 4/1/09 to 4/30/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION	Amount
Total trade accounts receivable at the beginning of the reporting period	$28,883,338.98
+ Amounts billed during the period	2,737,428.23
- Amounts collected and adjusted during the period	(16,897,457.78)
Total trade accounts receivable at the end of the reporting period	$14,723,309.43

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old	7,423,947.29
31 - 60 days old	3,026,410.89
61 - 90 days old	3,178,442.69
90 + days old	1,094,508.56
Total trade accounts receivable	$14,723,309.43
Royalty receivables	$1,689,457.67
Other receivables	$8,451.76
Allowance for doubtful accounts	(1,122,348.23)
Unapplied cash	(166,843.03)
Factored receivables to be remitted to the factor	(52,072.69)
Net receivables	$15,079,954.91

General Notes

1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any other account than a debtor in procession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.     Has any bank account been opened during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Delaware Local Rule 4001-3.
X
FORM MOR-5